UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into Material Definitive Agreement

As previously disclosed, on January 24, 2024, Nuvve Holding Corp. (the “Company”) entered into a Termination Agreement with Switch EV Ltd. (“Switch”), which, among other things, provided that Switch shall be obligated to pay the Company a lump-sum payment of $400,000 upon the occurrence of certain pricing-related conditions related to the transaction between Switch and an unrelated third party (the “Receivable”).

On September 24, 2025, as approved by the independent and disinterested members of the board of directors of the Company, the Company entered into a Receivable Assignment Agreement (the “Agreement”) with Gregory Poilasne, the Company’s chief executive officer, and David Robson, the Company’s chief financial officer (Messrs. Poilasne and Robson, collectively, the “Assignees”), pursuant to which the Company transferred and assigned the Company’s right to the Receivable to the Assignees in exchange for an aggregate cash payment from the Assignees of $266,000. As set forth in the Agreement, the Assignees shall be entitled to any and all amounts received by the Company from the Receivable, with such amounts to be allocated pro rata to each Assignee.

The foregoing description of the Agreement is not complete and are qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Receivable Assignment Agreement, dated September 24, 2025, by and among Nuvve Holding Corp., Gregory Poilasne and David Robson.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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